SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 24, 2004

PS Business Parks, Inc.

(Exact Name of Registrant as Specified in Charter)

California	1-10709	95-4300881
State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2397
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 244-8080

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events

On June 24, 2004, PS Business Parks, Inc., a California corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) among Citigroup Global Markets Inc., Credit Suisse First Boston LLC, A.G. Edwards & Sons, Inc., Goldman, Sachs & Co., RBC Dain Rauscher Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., McDonald Investments Inc. and Wells Fargo Securities, LLC (collectively, the “Underwriters”), the Company and PS Business Parks, L.P., a California limited partnership (the “Operating Partnership”), relating to a public offering by the Company of up to 2,300,000 Depositary Shares (the “Shares”), each representing one one-thousandth of a share of the Company’s 7.950% Cumulative Preferred Stock, Series K, Liquidation Preference Equivalent to $25.00 Per Depositary Share (the “Preferred Stock”), including 300,000 Shares which may be purchased by the Underwriters to cover over-allotments. The Company has also entered into a Deposit Agreement, dated June 24, 2004, among the Company, American Stock Transfer & Trust Company, as depositary, and the holders of the depositary receipts issued thereunder (the “Deposit Agreement”).

The offering is being made under a Registration Statement on Form S-3 (No. 333-112969) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on March 5, 2004.

On June 25, 2004, the Company filed a supplement to the prospectus in the Registration Statement, dated June 24, 2004, relating to the issuance and sale of the Shares (the “Prospectus Supplement”).

This Current Report on Form 8-K is being filed for the purpose of filing as exhibits the Underwriting Agreement, the Deposit Agreement, the Certificate of Determination of the Preferred Stock, the form of stock certificate of the Preferred Stock, and an opinion of counsel in connection with the filing of the Prospectus Supplement and the public offering of the Shares.

This Current Report on Form 8-K also includes as an exhibit the Certificate of Determination for the Company’s 7.50% Series J Cumulative Redeemable Preferred Stock. The Company executed the Certificate of Determination in connection with the issuance by the Operating Partnership of 1,710,000 7.50% Series J Cumulative Redeemable Preferred Units in May and June 2004.

Item 7.	Financial Statements and Exhibits

(c)	Exhibits

	Exhibit 1.1	—	Underwriting Agreement relating to the Company’s Depositary Shares Representing Shares of the Company’s 7.950% Cumulative Preferred Stock, Series K, Liquidation Preference Equivalent to $25.00 Per Depositary Share.

	Exhibit 3.1	—	Certificate of Determination for the 7.950% Cumulative Preferred Stock, Series K.

Exhibit 3.2	—	Certificate of Determination for the 7.50% Series J Cumulative Redeemable Preferred Stock.

Exhibit 4.1	—	Deposit Agreement Relating to the Depositary Shares (including form of Depositary Receipt).

Exhibit 4.2	—	Specimen stock certificate for the Company’s 7.950% Cumulative Preferred Stock, Series K.

Exhibit 5.1	—	Opinion of David Goldberg as to the validity of the Depositary Shares.

Exhibit 23.1	—	Consent of David Goldberg (contained in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.

By:	/s/ Edward A. Stokx
Edward A. Stokx Executive Vice President

Date: June 25, 2004

INDEX TO EXHIBITS

Exhibit 1.1	—	Underwriting Agreement relating to the Company’s Depositary Shares Representing Shares of the Company’s 7.950% Cumulative Preferred Stock, Series K, Liquidation Preference Equivalent to $25.00 Per Depositary Share.

Exhibit 3.1	—	Certificate of Determination for the 7.950% Cumulative Preferred Stock, Series K.

Exhibit 3.2	—	Certificate of Determination for the 7.50% Series J Cumulative Redeemable Preferred Stock.

Exhibit 4.1	—	Deposit Agreement Relating to the Depositary Shares (including form of Depositary Receipt).

Exhibit 4.2	—	Specimen stock certificate for the Company’s 7.950% Cumulative Preferred Stock, Series K.

Exhibit 5.1	—	Opinion of David Goldberg as to the validity of the Depositary Shares.

Exhibit 23.1	—	Consent of David Goldberg (contained in Exhibit 5.1).